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                                                                EXHIBIT 10.59

                            FIRST AMENDMENT TO LEASE

1.    PARTIES

      1.1 THIS AGREEMENT made as of the 30th day of September 1999 is, by and between Cal-Harbor II and III Urban Renewal Associates L.P. (hereinafter "Landlord") whose address is c/o Mack-Cali Realty Corporation, 11 Commerce Drive, Cranford, New Jersey 07016 and Donaldson, Lufkin & Jenrette Securities Corporation and DLJdirect Holdings Inc. (hereinafter, collectively and jointly and severally, "Tenant") whose address is Harborside Financial Center, Plaza III, Jersey City, New Jersey 07311.

2.    STATEMENT OF FACTS

      2.1 Landlord and Tenant entered into a Lease dated April 12, 1999 (hereinafter "Lease") setting forth the terms of occupancy by Tenant of 100,815 rentable square feet on the fifth (5th) floor (hereinafter "Premises") in the building known as Plaza II (hereinafter "Building") in the office complex known as Harborside Financial Center, Jersey City, New Jersey; and

      2.2 The Term of the Lease is for 122 months with the Possession Date being defined in Article 2 of the Lease as being subject to determination in accordance with the terms thereof; and

      2.3 It has been determined in accordance with the provisions of Article 2 of the Lease that June 15, 1999 is the Possession Date.

3.    AGREEMENT

            NOW, THEREFORE, in consideration of the Premises and the covenants hereinafter set forth, Landlord and Tenant agree as follows:

      3.1 The Possession Date is June 15, 1999, the Commencement Date of the Term of the Lease is September 15, 1999, the Rent Increase Date is November 15, 1999 and the Expiration Date is November 30, 2009, subject to extension by reason of the exercise of the renewal option contained in Article 44 of the Lease.

      3.2 This Agreement is executed by the parties hereto for the purpose of providing a record of the Possession, Commencement, Rent Increase and Expiration Dates of the Lease.

      3.3 Except as amended herein, the Lease covering the Premises shall remain in full force and effect as if the same were set forth in full herein and Landlord and Tenant hereby ratify and confirm all the terms and conditions thereof.

      3.4 This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns.

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      3.5   Each party agrees that it will not raise or assert as a defense to any obligation under the Lease or this Agreement or make any claim that the Lease or this Agreement is invalid or unenforceable due to any failure of this document to comply with ministerial requirements including, but not limited to requirements for corporate seals, attestations, witnesses, notarizations, or other similar requirements, and each party hereby waives the right to assert any such defense or make any claim of invalidity or unenforceability due to any of the foregoing.

            IN WITNESS THEREOF, Landlord and Tenant have hereunto set their hands and seals the date and year first above written and acknowledge one to the other they possess the requisite authority to enter into this transaction and to sign this Agreement.


      LANDLORD                                TENANT

      Cal-Harbor II and III Urban             DLJdirect Holdings Inc.
      Renewal Associates L.P.

      By: Mack-Cali Sub X, Inc., its
          General Partner

      By:                                     By: /s/ Richard F. Brueckner
          ---------------------------             ------------------------------
          John Jay Crandall,                      Name: Richard F. Brueckner
          Vice President, Leasing                 Title: Director
          NJ/PA Region

                                              Donaldson, Lufkin & Jenrette
                                              Securities Corporation

                                              By: /s/ Robert A. Yurman
                                                  ------------------------------
                                                  Name: Robert A. Yurman
                                                  Title: S.V.P.


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STATE OF           )
                   : ss.:
COUNTY OF          )

            On this _____ day of ___________, 1999, before me personally came John Jay Crandall, to me known, who, being duly sworn by me, did depose and say that he resides in ___________________________________, that he is the Vice
President, Leasing - NJ/PA Region, of Mack-Cali Sub X, Inc., the corporation described in and which executed the above instrument on behalf of Cal-Harbor II and III Urban Renewal Associates L.P., and that he signed his name thereto by order of the board of directors of said corporation.

                                        ________________________________________
                                                    Notary Public
STATE OF           )
                   : ss.:
COUNTY OF          )

            On this _____ day of __________, 1999, before me personally came _________________to me known, who, being by me duly sworn, did depose and say that he resides in _____________________, that he is the ______________________
of DLJdirect Holdings Inc., the corporation described in and which executed the above instrument and that he signed his name thereto by order of the board of directors of said corporation.

                                        ________________________________________
                                                    Notary Public

STATE OF           )
                   : ss.:
COUNTY OF          )

            On this _____ day of ___________, 1999, before me personally came __________________ to me known, who, being by me duly sworn, did depose and say that he resides in ______________________________________ that he is the
_________________ of DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION, the corporation described in and which executed the above instrument and that he signed his name thereto by order of the board of directors of said corporation.

                                        ________________________________________
                                                    Notary Public


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